Exhibit 99.1
Emerson Reports Second Quarter 2025 Results; Updates 2025 Outlook
ST. LOUIS (May 7, 2025) - Emerson (NYSE: EMR) today reported results1 for its second quarter ended March 31, 2025 and updated its full year outlook for fiscal 2025. Emerson also declared a quarterly cash dividend of $0.5275 per share of common stock payable June 10, 2025 to stockholders of record on May 16, 2025.

(dollars in millions, except per share)	2024 Q2	2025 Q2	Change
Underlying Orders[2]			4%
Net Sales	$4,376	$4,432	1%
Underlying Sales[3]			2%
Pretax Earnings	$711	$629
Margin	16.3%	14.2%	(210) bps
Adjusted Segment EBITA[4]	$1,139	$1,240
Margin	26.0%	28.0%	200 bps
GAAP Earnings Per Share	$0.95	$0.86	(9)%
Adjusted Earnings Per Share[5]	$1.36	$1.48	9%
Operating Cash Flow	$733	$825	13%
Free Cash Flow	$651	$738	14%
Management Commentary
“Emerson delivered strong underlying orders in the second quarter with margin expansion and adjusted earnings exceeding our expectations,” said Emerson President and Chief Executive Officer Lal Karsanbhai. “We achieved another quarter of record gross profit and adjusted segment EBITA margins, supported by our Emerson Management System and demonstrating the value customers attribute to our leading technology. Our superior first half performance and ability to navigate the tariff environment give us the confidence to update our 2025 outlook."

Karsanbhai continued, “We have also marked the conclusion of Emerson's portfolio transformation with the completion of the AspenTech buy-in on March 12. We are pleased to be making significant progress on the integration. In addition, our review of strategic alternatives for our Safety & Productivity segment concluded the best value for our shareholders is to retain the business and continue to drive the segment's industry leading margins and cash flow. Looking ahead, we are excited to capitalize on the growth potential of our transformed portfolio, supported by secular drivers, and to sustain the excellent operational performance we have consistently delivered since 2021.”
2025 Outlook
The fiscal year 2025 guidance framework now reflects the full ownership of AspenTech. Net sales guidance increases to ~4%, as the impact from foreign exchange is now expected to be flat, and underlying sales are held at the midpoint. GAAP EPS decreases due to transaction-related costs, while adjusted EPS guidance increases at the midpoint. Expectations for operating cash flow and free cash flow are updated to $3.5B - $3.6B and $3.1B - $3.2B, respectively, as strong operational performance partially offsets transaction-related headwinds of ~$0.2B. The 2025 outlook assumes returning ~$2.3B to shareholders through $1.1B of share repurchases and ~$1.2B of dividend.

Guidance figures are approximate.	2025 Q3	2025
Net Sales Growth	4.5% - 5.5%	~4%
Underlying Sales Growth	3.5% - 4.5%	~4%
Earnings Per Share	$1.04 - $1.08	$4.05 - $4.20
Amortization of Intangibles	~$0.36	~$1.34
Restructuring / Related Costs	~$0.06	~$0.20
Acquisition / Divestiture Fees and Related Costs	~$0.02	~$0.22
Discrete taxes related to AspenTech transaction		$0.09
Adjusted Earnings Per Share	$1.48 - $1.52	$5.90 - $6.05
Operating Cash Flow		$3.5B - $3.6B
Free Cash Flow		$3.1B - $3.2B

1 Results are presented on a continuing operations basis.
2 Underlying orders do not include AspenTech.
3 Underlying sales excludes the impact of currency translation, and significant acquisitions and divestitures.
4 Adjusted segment EBITA represents segment earnings excluding restructuring and intangibles amortization expense.
5 Adjusted EPS excludes intangibles amortization expense, restructuring and related costs, acquisition/divestiture gains, losses, fees and related costs, and discrete taxes.
Conference Call
Today, beginning at 7:00 a.m. Central Time / 8:00 a.m. Eastern Time, Emerson management will discuss the second quarter results during an investor conference call. Participants can access a live webcast available at www.emerson.com/investors at the time of the call. A replay of the call will be available for 90 days. Conference call slides will be posted in advance of the call on the company website.
About Emerson
Emerson (NYSE: EMR) is a global industrial technology leader that provides advanced automation. With an unmatched portfolio of intelligent devices, controls systems, and industrial software, Emerson delivers solutions that automate and optimize business performance. Headquartered in Saint Louis, Missouri, Emerson combines innovative technology with proven operational excellence to power the future of automation. For more information, visit Emerson.com.
Forward-Looking and Cautionary Statements
Statements in this press release that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the scope, duration and ultimate impacts of the Russia-Ukraine and other global conflicts, as well as economic and currency conditions, market demand, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. The outlook contained herein represents the Company's expectation for its consolidated results, other than as noted herein.
Emerson uses our Investor Relations website, www.Emerson.com/investors, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under Regulation
FD. Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases,
SEC filings, public conference calls, webcasts and social media. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Investors:	Media:
Colleen Mettler	Joseph Sala / Greg Klassen
(314) 553-2197	Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

(tables attached)

				Table 1
EMERSON AND SUBSIDIARIES
CONSOLIDATED OPERATING RESULTS
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

	Quarter Ended March 31,		Six Months Ended March 31,

	2024	2025	2024	2025

Net sales	$4,376	$4,432	$8,493	$8,608
Cost of sales	2,092	2,061	4,293	4,002
SG&A expenses	1,296	1,283	2,573	2,506
Gain on subordinated interest	(79)	—	(79)	—
Other deductions, net	330	418	781	646
Interest expense, net	57	41	101	50
Interest income from related party[1]	(31)	—	(62)	—
Earnings from continuing operations before income taxes	711	629	886	1,404
Income taxes	162	199	178	382
Earnings from continuing operations	549	430	708	1,022
Discontinued operations, net of tax	(46)	—	(73)	—
Net earnings	503	430	635	1,022
Less: Noncontrolling interests in subsidiaries	2	(55)	(8)	(48)
Net earnings common stockholders	$501	$485	$643	$1,070

Earnings common stockholders
Earnings from continuing operations	$547	$485	$716	$1,070
Discontinued operations	(46)	—	(73)	—
Net earnings common stockholders	$501	$485	$643	$1,070

Diluted avg. shares outstanding	574.1	565.4	573.7	568.2

Diluted earnings per share common stockholders
Earnings from continuing operations	$0.95	$0.86	$1.24	$1.88
Discontinued operations	(0.08)	—	(0.12)	—
Diluted earnings per common share	$0.87	$0.86	$1.12	$1.88

	Quarter Ended March 31,		Six Months Ended March 31,

	2024	2025	2024	2025
Other deductions, net
Amortization of intangibles	$273	$229	$547	$457
Restructuring costs	30	21	113	32
Other	27	168	121	157
Total	$330	$418	$781	$646
[1] Represents interest on the Copeland note receivable.

		Table 2
EMERSON AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN MILLIONS, UNAUDITED)

	Sept 30, 2024	Mar 31, 2025
Assets
Cash and equivalents	$3,588	$1,887
Receivables, net	2,927	2,901
Inventories	2,180	2,216
Other current assets	1,497	1,623
Total current assets	10,192	8,627
Property, plant & equipment, net	2,807	2,757
Goodwill	18,067	17,999
Other intangible assets	10,436	9,823
Other	2,744	2,772
Total assets	$44,246	$41,978

Liabilities and equity
Short-term borrowings and current maturities of long-term debt	$532	$6,187
Accounts payable	1,335	1,340
Accrued expenses	3,875	3,319
Total current liabilities	5,742	10,846
Long-term debt	7,155	8,176
Other liabilities	3,840	3,690
Equity
Common stockholders' equity	21,636	19,249
Noncontrolling interests in subsidiaries	5,873	17
Total equity	27,509	19,266
Total liabilities and equity	$44,246	$41,978

		Table 3
EMERSON AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN MILLIONS, UNAUDITED)

	Six Months Ended March 31,
	2024	2025
Operating activities
Net earnings	$635	$1,022
Earnings from discontinued operations, net of tax	73	—
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	846	767
Stock compensation	147	127
Amortization of acquisition-related inventory step-up	231	—
Gain on subordinated interest	(79)	—
Changes in operating working capital	(347)	(203)
Other, net	(329)	(110)
Cash from continuing operations	1,177	1,603
Cash from discontinued operations	(19)	(585)
Cash provided by operating activities	1,158	1,018

Investing activities
Capital expenditures	(159)	(170)
Purchases of businesses, net of cash and equivalents acquired	(8,342)	(36)
Proceeds from subordinated interest	79	—
Other, net	(68)	(58)
Cash from continuing operations	(8,490)	(264)
Cash from discontinued operations	1	—
Cash used in investing activities	(8,489)	(264)

Financing activities
Net increase in short-term borrowings	2,464	2,628
Proceeds from short-term borrowings greater than three months	99	2,496
Proceeds from long-term debt	—	1,544
Dividends paid	(600)	(598)
Purchases of common stock	(175)	(1,122)
AspenTech purchases of common stock	(129)	—
Purchase of noncontrolling interest	—	(7,171)
Settlement of AspenTech share awards	—	(76)
Other, net	(46)	(83)
Cash provided by (used in) financing activities	1,613	(2,382)

Effect of exchange rate changes on cash and equivalents	(15)	(73)
Decrease in cash and equivalents	(5,733)	(1,701)
Beginning cash and equivalents	8,051	3,588
Ending cash and equivalents	$2,318	$1,887

Table 4
EMERSON AND SUBSIDIARIES
SEGMENT SALES AND EARNINGS
(DOLLARS IN MILLIONS, UNAUDITED)
The following tables show results for the Company's segments on an adjusted segment EBITA basis and are intended to supplement the Company's results of operations, including its segment earnings which are defined as earnings before interest and taxes. The Company defines adjusted segment and total segment EBITA as segment earnings excluding intangibles amortization expense, and restructuring and related expense. Adjusted segment and total segment EBITA, and adjusted segment and total segment EBITA margin are measures used by management and may be useful for investors to evaluate the Company's segments' operational performance.

	Quarter Ended March 31,
	2024	2025	Reported	Underlying
Sales
Final Control	$1,051	$1,073	2%	3%
Measurement & Analytical	1,013	1,002	(1)%	—%
Discrete Automation	632	615	(3)%	(1)%
Safety & Productivity	365	339	(7)%	(6)%
Intelligent Devices	$3,061	$3,029	(1)%	—%

Control Systems & Software[1]	965	1,062	10%	11%
Test & Measurement	367	359	(2)%	(1)%
Software and Control	$1,332	$1,421	7%	7%

Eliminations	(17)	(18)
Total	$4,376	$4,432	1%	2%

Sales Growth by Geography
Quarter Ended March 31,
Americas	3%
Europe	(1)%
Asia, Middle East & Africa	3%

1 AspenTech was fully acquired on March 12, 2025 and is now an independent business unit inside of the Control Systems & Software reporting segment.

Table 4 cont.

	Six Months Ended March 31,
	2024	2025	Reported	Underlying

Sales
Final Control	$1,991	$2,049	3%	4%
Measurement & Analytical	1,960	1,977	1%	2%
Discrete Automation	1,245	1,195	(4)%	(3)%
Safety & Productivity	687	651	(5)%	(5)%
Intelligent Devices	$5,883	$5,872	—%	1%

Control Systems & Software	1,897	2,055	8%	9%
Test & Measurement	749	718	(4)%	(3)%
Software and Control	$2,646	$2,773	5%	6%

Eliminations	(36)	(37)
Total	$8,493	$8,608	1%	2%

Sales Growth by Geography
Six Months Ended March 31,
Americas	3%
Europe	(2)%
Asia, Middle East & Africa	3%

Table 4 cont.

	Quarter Ended March 31,		Quarter Ended March 31,
	2024		2025
	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)	As Reported (GAAP)	Adjusted EBITA (Non-GAAP)
Earnings
Final Control	$259	$274	$267	$290
Margins	24.7%	26.1%	24.9%	27.0%
Measurement & Analytical	274	287	266	279
Margins	27.0%	28.3%	26.6%	27.8%
Discrete Automation	116	131	117	130
Margins	18.4%	20.9%	19.0%	21.2%
Safety & Productivity	83	91	75	82
Margins	22.7%	24.7%	22.2%	24.3%
Intelligent Devices	$732	$783	$725	$781
Margins	23.9%	25.6%	23.9%	25.8%

Control Systems & Software	143	278	239	372
Margins	14.8%	28.8%	22.5%	35.0%
Test & Measurement	(79)	78	(24)	87
Margins	(21.7)%	21.4%	(6.8)%	24.2%
Software and Control	$64	$356	$215	$459
Margins	4.7%	26.7%	15.1%	32.3%

Corporate items and interest expense, net:
Stock compensation	(73)	(59)	(59)	(50)
Unallocated pension and postretirement costs	38	38	27	27
Corporate and other	(103)	(46)	(238)	(74)
Gain on subordinated interest	79	—	—	—
Interest expense, net	(57)	—	(41)	—
Interest income from related party[1]	31	—	—	—
Pretax Earnings / Adjusted EBITA	$711	$1,072	$629	$1,143
Margins	16.3%	24.5%	14.2%	25.8%

Supplemental Total Segment Earnings:
Adjusted Total Segment EBITA		$1,139		$1,240
Margins		26.0%		28.0%

[1] Represents interest on the Copeland note receivable.

Table 4 cont.

	Quarter Ended March 31,			Quarter Ended March 31,
	2024			2025
	Amortization of Intangibles[1]	Restructuring and Related Costs[2]		Amortization of Intangibles[1]	Restructuring and Related Costs[2]
Final Control	$22	$(7)		$21	$2
Measurement & Analytical	12	1		11	2
Discrete Automation	8	7		8	5
Safety & Productivity	7	1		6	1
Intelligent Devices	$49	$2		$46	$10

Control Systems & Software	132	3		127	6
Test & Measurement	141	16		105	6
Software and Control	$273	$19		$232	$12

Corporate	—	12	3	—	5	3
Total	$322	$33		$278	$27

[1] Amortization of intangibles includes $49 and $49 reported in cost of sales for the three months ended March 31, 2024 and 2025, respectively.
[2] Restructuring and related costs includes $3 and $6 reported in cost of sales and selling, general and administrative expenses for the three months ended March 31, 2024 and 2025, respectively.
[3] Corporate restructuring of $5 for the three months ended March 31, 2025 includes $1 related to integration-related stock compensation expense attributable to AspenTech. Corporate restructuring of $12 for the three months ended March 31, 2024 includes $10 related to integration-related stock compensation expense attributable to NI.

	Quarter Ended March 31,
Depreciation and Amortization	2024	2025
Final Control	$39	$41
Measurement & Analytical	33	31
Discrete Automation	21	22
Safety & Productivity	15	14
Intelligent Devices	108	108

Control Systems & Software	152	146
Test & Measurement	153	119
Software and Control	305	265

Corporate	11	11
Total	$424	$384

Table 5

EMERSON AND SUBSIDIARIES
ADJUSTED CORPORATE AND OTHER SUPPLEMENTAL
(DOLLARS IN MILLIONS, UNAUDITED)
The following table shows the Company's stock compensation and corporate and other expenses on an adjusted basis. The Company's definition of adjusted stock compensation excludes integration-related stock compensation expense. The Company's definition of adjusted corporate and other excludes corporate restructuring and related costs, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. This metric is useful for reconciling from total adjusted segment EBITA to the Company's consolidated adjusted EBITA.

	Quarter Ended March 31,
	2024		2025
Stock compensation (GAAP)	$(73)		$(59)
Integration-related stock compensation expense	14	[1]	9	[2]
Adjusted stock compensation (non-GAAP)	$(59)		$(50)

	Quarter Ended March 31,
	2024	2025
Corporate and other (GAAP)	$(103)	$(238)
Corporate restructuring and related costs	2	4
Acquisition / divestiture costs	16	160
Loss on divestiture of business	39	—
Adjusted corporate and other (non-GAAP)	$(46)	$(74)

[1] Integration-related stock compensation expense for the three months ended March 31, 2024 relates to NI and includes $10 reported as restructuring costs.
[2] Integration-related stock compensation expense for the three months ended March 31, 2025 relates to AspenTech and includes $1 reported as restructuring costs.

Table 6
EMERSON AND SUBSIDIARIES
ADJUSTED EBITA & EPS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)
The following tables, which show results on an adjusted EBITA basis and diluted earnings per share on an adjusted basis, are intended to supplement the Company's discussion of its results of operations herein. The Company defines adjusted EBITA as earnings excluding interest expense, net, income taxes, intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. Adjusted earnings per share excludes intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction-related costs, and certain gains, losses or impairments. Adjusted EBITA, adjusted EBITA margin, and adjusted earnings per share are measures used by management and may be useful for investors to evaluate the Company's operational performance.

	Quarter Ended March 31,
	2024	2025
Pretax earnings	$711	$629
Percent of sales	16.3%	14.2%
Interest expense, net	57	41
Interest income from related party[1]	(31)	—
Amortization of intangibles	322	278
Restructuring and related costs	33	27
Acquisition/divestiture fees and related costs	20	168
Loss on divestiture of business	39	—
Gain on subordinated interest	(79)	—
Adjusted EBITA	$1,072	$1,143
Percent of sales	24.5%	25.8%

	Quarter Ended March 31,
	2024	2025
GAAP earnings from continuing operations per share	$0.95	$0.86
Amortization of intangibles	0.36	0.32
Restructuring and related costs	0.05	0.04
Discrete taxes related to AspenTech transaction	—	0.09
Acquisition/divestiture fees and related costs	0.03	0.17
Loss on divestiture of business	0.07	—
Gain on subordinated interest	(0.10)	—
Adjusted earnings from continuing operations per share	$1.36	$1.48

[1] Represents interest on the Copeland note receivable

Table 6 cont.

Quarter Ended March 31, 2025
	Pretax Earnings		Income Taxes	Earnings from Cont. Ops.	Non-Controlling Interests [3]	Net Earnings Common Stockholders	Diluted Earnings Per Share
As reported (GAAP)	$629		$199	$430	$(55)	$485	$0.86
Amortization of intangibles	278	[1]	63	215	32	183	0.32
Restructuring and related costs	27	[2]	5	22	—	22	0.04
Acquisition/divestiture fees and related costs	168		22	146	48	98	0.17
Discrete taxes related to AspenTech transaction	—		(49)	49	—	49	0.09
Adjusted (non-GAAP)	$1,102		$240	$862	$25	$837	$1.48
Interest expense, net	41
Adjusted EBITA (non-GAAP)	$1,143

[1] Amortization of intangibles includes $49 reported in cost of sales.
[2] Restructuring and related costs includes $6 reported in cost of sales and selling, general and administrative expenses.
3 Non-Controlling Interests for AspenTech ceased as of March 12, 2025 with the completion of the buy-in.

Reconciliations of Non-GAAP Financial Measures & Other	Table 7

Reconciliations of Non-GAAP measures with the most directly comparable GAAP measure (dollars in millions, except per share amounts). See tables 4 through 6 for additional non-GAAP reconciliations.

2025 Q2 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Final Control	2%	1%	—%	3%
Measurement & Analytical	(1)%	1%	—%	—%
Discrete Automation	(3)%	2%	—%	(1)%
Safety & Productivity	(7)%	1%	—%	(6)%
Intelligent Devices	(1)%	1%	—%	—%
Control Systems & Software	10%	1%	—%	11%
Test & Measurement	(2)%	1%	—%	(1)%
Software and Control	7%	—%	—%	7%
Emerson	1%	1%	—%	2%

Six Months Ended March 31, 2025 Underlying Sales Change	Reported	(Favorable) / Unfavorable FX	(Acquisitions) / Divestitures	Underlying
Final Control	3%	1%	—%	4%
Measurement & Analytical	1%	1%	—%	2%
Discrete Automation	(4)%	1%	—%	(3)%
Safety & Productivity	(5)%	—%	—%	(5)%
Intelligent Devices	—%	1%	—%	1%
Control Systems & Software	8%	1%	—%	9%
Test & Measurement	(4)%	1%	—%	(3)%
Software and Control	5%	1%	—%	6%
Emerson	1%	1%	—%	2%

Underlying Growth Guidance	2025 Q3 Guidance	2025 Guidance
Reported (GAAP)	4.5% - 5.5%	~4%
(Favorable) / Unfavorable FX	~1 pt	-
(Acquisitions) / Divestitures	-	-
Underlying (non-GAAP)	3.5% - 4.5%	~4%

2024 Q2 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$259	24.7%	$22	$(7)	$274	26.1%
Measurement & Analytical	274	27.0%	12	1	287	28.3%
Discrete Automation	116	18.4%	8	7	131	20.9%
Safety & Productivity	83	22.7%	7	1	91	24.7%
Intelligent Devices	$732	23.9%	$49	$2	$783	25.6%
Control Systems & Software	143	14.8%	132	3	278	28.8%
Test & Measurement	(79)	(21.7)%	141	16	78	21.4%
Software and Control	$64	4.7%	$273	$19	$356	26.7%

2025 Q2 Adjusted Segment EBITA	EBIT	EBIT Margin	Amortization of Intangibles	Restructuring and Related Costs	Adjusted Segment EBITA	Adjusted Segment EBITA Margin
Final Control	$267	24.9%	$21	$2	$290	27.0%
Measurement & Analytical	266	26.6%	11	2	279	27.8%
Discrete Automation	117	19.0%	8	5	130	21.2%
Safety & Productivity	75	22.2%	6	1	82	24.3%
Intelligent Devices	$725	23.9%	$46	$10	$781	25.8%
Control Systems & Software	239	22.5%	127	6	372	35.0%
Test & Measurement	(24)	(6.8)%	105	6	87	24.2%
Software and Control	$215	15.1%	$232	$12	$459	32.3%

Total Adjusted Segment EBITA	2024 Q2	2025 Q2
Pretax earnings (GAAP)	$711	$629
Margin	16.3%	14.2%
Corporate items and interest expense, net	85	311
Amortization of intangibles	322	278
Restructuring and related costs	21	22
Adjusted segment EBITA (non-GAAP)	$1,139	$1,240
Margin	26.0%	28.0%

Free Cash Flow	2024 Q2	2025 Q2	2025E ($ in billions)
Operating cash flow (GAAP)	$733	$825	$3.5 - $3.6
Capital expenditures	(82)	(87)	~(0.4)
Free cash flow (non-GAAP)	$651	$738	$3.1 - $3.2

Note 1: Underlying sales and orders exclude the impact of currency translation and significant acquisitions and divestitures.
Note 2: All fiscal year 2025E figures are approximate, except where range is given.